Share based compensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share based compensation
Share based compensation

Share Option Plan
The Board resolved, in its meeting on February 14, 2011, to establish a share option based incentive scheme for the Company’s employees and directors, approved a set of rules applicable to the scheme and reserved 6,000,000 of its authorized, but unissued share for use to satisfy future exercises of options granted under the scheme.

In December 2015, the shareholders of NADL in a special general meeting approved a capital reorganization including a 1-for-10 reverse stock split of the Company's issued and outstanding common shares and reducing par value from $5.00 to $0.10. As a result of the capital restructuring the number of authorized, but unissued, share options has been adjusted to 600,000.

Further, the Board resolved that options granted prior to the listing of the Company’s shares could be granted at an exercise price equal to the subscription price in the private placement. No options have been granted under the scheme in 2016, 2015 or 2014.

Restricted Stock Units
The Board of the Company approved North Atlantic Drilling`s Restricted Stock Units (“RSU”) plan, in 2013. Under the terms of the plan, the holder of an award is entitled to receive a share in the respective company if still employed at the end of the three year vesting period.  There is no requirement for the holder to pay for the share on grant date or upon vesting of the award.  In addition, the holder is entitled to receive an amount equal to the ordinary dividends declared and paid on the Company's shares during the vesting period.

The following table summarizes RSU activity for the years ended December 31, 2016, 2015 and 2014:

Restricted Stock Units	2016	2015	2014
Outstanding at beginning of year	174,583	253,870	278,778
Granted	270,653	1,587,719	—
Settled	(20,837)	—	—
Forfeited	(10,697)	(95,755)	(24,908)
Adjustment *	—	(1,571,251)	—
Outstanding at end of year	413,702	174,583	253,870
* Adjustment relates to the Company's 1 for 10 reverse stock split completed in December 2015.

In November 2013, 278,778 awards were granted under the RSU plan, with a fair value based on the market share price on grant date of US$94.60. These awards were settled in December 2016.

In January 2015, 109,219 awards were granted under the RSU plan, with fair values based on the market share price on grant date of US$14.10. In December 2015, 1,478,500 awards were granted under the RSU plan, with fair value on the grant date of US$3.70.

In December 2015 the shareholders of NADL in a special general meeting approved a capital reorganization including a 1-for-10 reverse stock split of the Company's issued and outstanding common shares and reducing par value from $5.00 to $0.10. As a result of the capital restructuring the number of RSUs has been adjusted by 1,571,251 units.

In April 2016, 118,653 awards were granted, and in December 2016 and a further 152,000 awards were granted under the RSU plan. The fair value based on the market share price on was US$2.95 for the RSU granted in April 2016, and US$3.62 for the RSU granted in December 2016.

The grant date fair value of the RSU is determined as the market trading price on that date. The fair value of the awards expected to vest is recognized as compensation cost straight-line over the vesting period.  All awards are currently expected to vest. Compensation cost related to the RSU plans of $0.7 million has been recognized in 2016, $0.6 million in 2015 and $0.8 million in 2014.

As of December 31, 2016 there was $0.7 million of unrecognized compensation costs related to non-vested awards which is expected to be recognized over weighted average period of 1.9 years.